Exhibit 99.1



                             JOINT FILER INFORMATION

This statement on Form 3 is filed by Thomas Weisel Partners Group LLC, Tailwind Capital Partners LLC, Thomas Weisel Capital Partners, L.P., Thomas Weisel Capital Partners Employee Fund, L.P., TWP CEO Founders' Circle (AI), L.P., TWP CEO Founders' Circle (QP), L.P., Thomas Weisel Capital Partners (Dutch), L.P., Thomas Weisel Capital Partners (Dutch II), L.P. and TWP 2000 Co-Investment Fund, L.P. The principal business address for Thomas Weisel Partners Group LLC and TWP 2000 Co-Investment Fund, L.P. is One Montgomery Street, Suite 3700, San Francisco, CA 94101. The principal business address of each of the other reporting persons is 390 Park Avenue, 17th Floor, New York, NY 10022. The reporting persons disclaim beneficial ownership of the securities listed herein except to the extent of their pecuniary interest therein.

Designated Filer:                         Thomas Weisel Partners Group LLC
Issuer and Ticker Symbol:                 Phase Forward Incorporated ("PFWD")
Date of Event Requiring Statement:        July 13, 2004


THOMAS WEISEL PARTNERS GROUP LLC


By:  /s/ Robert West
     -------------------------------------------------------
Name:  Robert West
Title:  Chief Financial Officer


TAILWIND CAPITAL PARTNERS LLC


By:  /s/ Mark L. Epstein
     -------------------------------------------------------
Name:  Mark L. Epstein
Title:  Authorized Signatory


THOMAS WEISEL CAPITAL PARTNERS, L.P.


By:  Tailwind Capital Partners LLC,
as General Partner


By:  /s/ Mark L. Epstein
     ------------------------------------------------
Name: Mark L. Epstein
Title:  Authorized Signatory

THOMAS WEISEL capital partners
EMPLOYEE FUND, L.P.


By:  Tailwind Capital Partners LLC,
as General Partner


By:  /s/ Mark L. Epstein
     ------------------------------------------------
Name:  Mark L. Epstein
Title:  Authorized Signatory


TWP CEO FOUNDERS' CIRCLE (QP), L.P.


By:  Tailwind Capital Partners LLC,
as General Partner


By:   /s/ Mark L. Epstein
      -----------------------------------------------
Name:  Mark L. Epstein
Title:  Authorized Signatory


TWP CEO FOUNDERS' CIRCLE (AI), L.P.


By:  Tailwind Capital Partners LLC,
as General Partner


By:  /s/ Mark L. Epstein
     ------------------------------------------------
Name:  Mark L. Epstein
Title:  Authorized Signatory


TWP 2000 CO-INVESTMENT FUND, L.P.


By:  Thomas Weisel Capital Management LLC,
as General Partner
By:  Thomas Weisel Partners Group LLC ,
as Managing Member

By:   /s/ Jack Helfund
      -----------------------------------------------
Name:  Jack Helfund
Title:  Associate General Counsel

THOMAS WEISEL cAPITAL PARTNERS
(DUTCH), L.P.


By:  Thomas Weisel Capital Partners LLC (Dutch), as General Partner
By:  Tailwind Capital Partners LLC, as Managing Member


By:  /s/ Mark L. Epstein
     ------------------------------------------------
Name:  Mark L. Epstein
Title:  Authorized Signatory


THOMAS WEISEL CAPITAL PARTNERS
(DUTCH II), L.P.


By:  Thomas Weisel Capital Partners LLC (Dutch), as General Partner
By:  Tailwind Capital Partners LLC, as Managing Member


By:   /s/ Mark L. Epstein
      -----------------------------------------------
Name:  Mark L. Epstein
Title:  Authorized Signatory